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                             BIRTHDAYEXPRESS.COM, INC.

                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   JULY 21, 1999


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                                 BirthdayExpress.com
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                                  TABLE OF CONTENTS
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                                                                                 PAGE
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1.   Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.2  Company Registration . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     1.3  Obligations of the Company . . . . . . . . . . . . . . . . . . . . . . . .3

     1.4  Furnish Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     1.5  Expenses of Company Registration . . . . . . . . . . . . . . . . . . . . .4

     1.6  Underwriting Requirements. . . . . . . . . . . . . . . . . . . . . . . . .4

     1.7  Delay of Registration. . . . . . . . . . . . . . . . . . . . . . . . . . .5

     1.8  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

     1.9  Reports Under Securities Exchange Act of 1934. . . . . . . . . . . . . . .7

     1.10 Assignment of Registration Rights. . . . . . . . . . . . . . . . . . . . .7

     1.11 "Market Stand-Off" Agreement . . . . . . . . . . . . . . . . . . . . . . .8

     1.12 Termination of Registration Rights . . . . . . . . . . . . . . . . . . . .8

2.   Covenants of the Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.1  Delivery of Financial Statements . . . . . . . . . . . . . . . . . . . . .9

     2.2  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.3  Right of First Offer . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.4  Visitation Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     2.5  Qualified Small Business . . . . . . . . . . . . . . . . . . . . . . . . 11

     2.6  Termination of Covenants . . . . . . . . . . . . . . . . . . . . . . . . 11

3.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.1  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.2  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.3  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.4  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.5  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.6  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     3.7  Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . . . . . 12


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                             TABLE OF CONTENTS
                                (CONTINUED)

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     3.8  Aggregation of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     3.9  Additional Series B Purchasers . . . . . . . . . . . . . . . . . . . . . 13
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                             BIRTHDAYEXPRESS.COM, INC.

                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

       THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 21st day of July, 1999, by and among BIRTHDAYEXPRESS.COM, INC., a Washington corporation (the "Company"), MICHAEL JEWELL AND JAN JEWELL (the "Founders"), the holders of shares of Series A Preferred Stock (the "Series A Preferred") listed on EXHIBIT A hereto (the "Series A Holders") the purchasers of Series B Preferred Stock (the "Series B Preferred") listed on EXHIBIT B hereto (the "Series B Purchasers") (the Series A Holders and the Series B Purchasers may be referred to, collectively, herein as the "Investors" and, individually, as an "Investor")

                                      RECITALS

       WHEREAS, the Founders and the Series A Holders possess certain rights and obligations pursuant to a certain Investors' Rights Agreement dated October 15, 1998, among the Company, the Founders and the Series A Holders (the "Prior Agreement").

       WHEREAS, the Company and the Series A Holders desire to terminate the Prior Agreement and to accept the rights and obligations created pursuant hereto in lieu of the rights and obligations granted to them under the Prior Agreement.

       WHEREAS, the Series B Purchasers and the Company are parties to the Series B Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement") providing for the sale and issuance to the Series B Purchasers of the Series B Preferred.

       WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Series B Purchasers to invest funds in the Company pursuant to the Purchase Agreement, the Founders, the Series B Purchasers, the Series A Holders and the Company hereby agree that this Agreement shall govern the rights of the Founders, the Series B Purchasers, the Series A Holders and the Company as to the matters set forth herein, and the Company, the Founders and the Series A Holders hereby agree that the Prior Agreement shall be superseded, rendered void and replaced in its entirety by this Agreement.

                                     AGREEMENT

       The parties hereby agree as follows:

       1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

              1.1    DEFINITIONS.  For purposes of this Section 1:

                     (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of

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effectiveness of such registration statement or document;

                     (b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred and/or Series B Preferred held by the Investors, (ii) the shares of Common Stock issued to the Founders (the "Founders' Stock"), and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); PROVIDED, HOWEVER, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                     (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                     (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 of this Agreement;

                     (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

                     (f) The term "SEC" means the Securities and Exchange Commission; and

                     (g) The term "Qualified IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act, the public offering price of which is not less than $12.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of $20,000,000 (net of underwriting discounts and commissions).

              1.2 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be

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required to be included in a registration statement covering the sale of the
Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.6, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

              1.3    OBLIGATIONS OF THE COMPANY.  Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty
(120) days.

                     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                     (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                     (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

              1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

              1.5 EXPENSES OF COMPANY REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to
Section 1.2 for each Holder (which fight may be assigned as provided in Section 1.10), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements (not to exceed $10,000) of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

              1.6 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities.

              1.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

              1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                     (a) To the extent permitted by law, the Company will indemnify, and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                     (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, that in no event shall any indemnity under this subsection 1.8(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                     (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                     (d)    If the indemnification provided for in this
Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED, that in no event shall any contribution by a Holder under this Subsection 1.8(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                     (f) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

              1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to-making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              1.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of all of such Holder's Registrable Securities,

PROVIDED the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

              1.11 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that:

                     (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                     (b) all officers and directors of the Company, all holders of one percent (1%) or more of the then outstanding capital stock of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.11.

                     Notwithstanding the foregoing, the obligations described in this Section 1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

              1.12 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) three (3) years following the consummation of a Qualified IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

       2.     COVENANTS OF THE COMPANY

              2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Holder of at least 20,833 shares of Registrable Securities (other than a Holder reasonably deemed by the Company to be a competitor of the Company):

                     (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail and, beginning for the 1999 fiscal year, prepared in accordance with generally accepted accounting principles ("GAAP") and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                     (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

                     (c) with respect to the financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

              2.2 INSPECTION. The Company shall permit each Holder of at least 20,833 shares of Registrable Securities (except for a Holder reasonably deemed by the Company to be a competitor of the Company), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; PROVIDED, HOWEVER, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

              2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this
Section 2.3, a "Major Investor" shall mean any person who holds at least 20,833 shares of the Series A Preferred issued pursuant to the Prior Agreement or the Series B Preferred issued pursuant to the Purchase Agreement or the Common Stock issued upon conversion of the Series A Preferred or Series B Preferred, or any combination of each. For purposes of this Section 2.3, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

                     Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                     (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                     (b) Within 15 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

                     (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                     (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of capital stock (or options therefor) to employees, consultants, officers and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of a Qualified IPO, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, the terms of which are approved by the Board of Directors, (vi) to the issuance or sale of the Series A Preferred or Series B Preferred, (vii) stock splits, stock dividends or like transactions, (viii) to the issuance of securities to a strategic partner in connection with license agreements, joint marketing agreement, technology development agreements or similar strategic relationships, the terms of which are approved by the Board of Directors, or (ix) to the issuance of securities to academic or research institutions in connection with the license of technology or research and development services, the terms of which are approved by the Board of Directors.

                     (e)    The right of first offer established by this
Section 2.3 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of Exchange Act, whichever event shall first occur.

                     (f)    The right of first refusal set forth in this
Section 2.3 may not be signed or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, (ii) such right is assignable between and among any of the Holders, and (iii) such right is assignable to a transferee who acquires at least 20,833 shares (as adjusted for stock splits, combinations, recapitalizations and the like) of Registrable Securities.

              2.4 VISITATION RIGHTS. The Company shall permit each Holder of at least 250,000 shares of Registrable Securities to appoint one representative, reasonably acceptable to the Company, to attend all meetings of the Company's Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude each such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

              2.5 QUALIFIED SMALL BUSINESS. For so long as any of the Registrable Securities are held by a Holder (in whose hands such Shares are eligible to qualify as "QUALIFIED SMALL BUSINESS STOCK" as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code")), the Company will use its reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations.

              2.6    TERMINATION OF COVENANTS.

                     (a)    The covenants set forth in Sections 2.1 through
Section 2.5 shall terminate as to each Investor and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or
(ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

                     (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier the events described in
Section 2.6(a) above.

       3.     MISCELLANEOUS

              3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees any of the Series A Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              3.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders' Stock; provided that if such amendment has the effect of affecting the Founders' Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each are holder of all such Registrable Securities, and the Company.

              3.3 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto or as subsequently modified by written notice.

              3.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(a) such provision shall be excluded from this Agreement, (b) the balance of Agreement shall be interpreted as if such provision were so excluded and (c) the balance of Agreement shall be enforceable in accordance with its terms.

              3.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of laws.

              3.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute and the same instrument.

              3.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              3.8 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

              3.9 ADDITIONAL SERIES B PURCHASERS. If 1,580,000 shares of Series B Preferred are not sold on the date of this Agreement, the Company has the right, pursuant to Section 1.2(c) of the Purchase Agreement, at any time prior to October 30, 1999, to sell that number of shares of Series B Preferred equal to the difference between 1,580,000 minus the number of shares of Series B Preferred Stock issued and sold on the date of this Agreement to one or more additional purchasers as determined by the Company. Any such additional purchaser shall execute an Addendum Agreement substantially in the form attached hereto as EXHIBIT C and shall become a party to this Agreement and shall be considered a "Series B Purchaser" for purposes of this Agreement.


                           [Signature Page Follows]

       The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.                                 /s/ Michael K. Jewell
                                                          ---------------------
                                            (Investor)


By:           /s/ Michael K. Jewell         By:               /s/ Jan A. Jewell
              ---------------------                       ---------------------
       Michael Jewell, President
                                            Name:
Address:      11220 120th Avenue N.E.                           (print)
              Kirkland, Washington 98033
                                            Title:
Fax No.:      (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:


              /s/ Michael K. Jewell
              ---------------------
Michael Jewell                              (Investor)

Address:      11220 120th Avenue N.E.       By:
              Kirkland, Washington 98033
                                            Name:
Fax:  (425) 889-9741
                                            Title:

              /s/ Jan A. Jewell
              -----------------
Jan A. Jewell

Address:      11220 120th Avenue N.E.
              Kirkland, Washington 98033

Fax:  (425) 889-9741


                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

       The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.                                        ADS 1212 Trust
                                                                 --------------
                                            (Investor)

By:                                         By:  /s/ Victor D. Alhadeff
       Michael Jewell, President                 /s/ Ronald A. Weinstein

                                            Name: Victor D. Alhadeff and Ronald
                                                  -----------------------------
                                                  A. Weinstein
                                                  ------------
Address:      11220 120th Avenue N.E.                           (print)
              Kirkland, Washington 98033
                                            Title:                   Co-trustees
                                                                     -----------
Fax No.:      (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:


                                                                  ADS 1212 Trust
                                                                  --------------
Michael Jewell                              (Investor)

Address:      11220 120th Avenue N.E.       By:  /s/ Victor D. Alhadeff
              Kirkland, Washington 98033         /s/ Ronald A. Weinstein

                                            Name:  Victor D. Alhadeff and
                                                   Ronald A. Weinstein
Fax:  (425) 889-9741
                                            Title:                   Co-Trustees
                                                                     -----------

Jan A. Jewell

Address:      11220 120th Avenue N.E.
              Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.                                  /s/ Keith L. Crandell
                                                           ---------------------
                                            (Investor)

By:                                         By:                Keith L. Crandell
                                                               -----------------
     Michael Jewell, President
                                            Name:              Managing Director
                                                               -----------------
Address:  11220 120th Avenue N.E.                               (print)
          Kirkland, Washington 98033
                                            Title:
Fax No.:  (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:

Michael Jewell                              (Investor)

Address:  11220 120th Avenue N.E.           By:
          Kirkland, Washington 98033
                                            Name:
Fax:  (425) 889-9741
                                            Title:

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.
                                            (Investor)

By:                                         By:
     Michael Jewell, President
                                            Name:
                                                                (print)
Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033
                                            Title:
Fax No.:  (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:


                                                         Eagle Creek Capital LLC
                                                         -----------------------
Michael Jewell                              (Investor)

Address:  11220 120th Avenue N.E.           By:               /s/ Susan Rasinski
          Kirkland, Washington 98033                          ------------------

                                            Name:                 Susan Rasinski
                                                                  --------------
Fax:  (425) 889-9741
                                            Title:              Managing Partner
                                                                ----------------

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.                                       GC&H Investments
                                                                ----------------
                                            (Investor)

By:                                         By:              /s/ John L. Cardoza
     Michael Jewell, President                               -------------------
                                            Name:                John L. Cardoza
                                                                 ---------------
Address:  11220 120th Avenue N.E.                          (print)
          Kirkland, Washington 98033
                                            Title:             Executive Partner
Fax No.:  (425) 889-9741                                       -----------------


FOUNDERS:                                   SERIES B PURCHASERS:


                                                                GC&H Investments
Michael Jewell                              (Investor)          ----------------

Address:  11220 120th Avenue N.E.           By:              /s/ John L. Cardoza
          Kirkland, Washington 98033                         -------------------
                                            Name:                John L. Cardoza
Fax:  (425) 889-9741                                             ---------------
                                            Title:             Executive Partner
                                                               -----------------

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.                               /s/ C. Bradford Jeffries
                                            (Investor)  ------------------------

By:                                         By:
     Michael Jewell, President
                                            Name:           C. Bradford Jeffries
                                                            --------------------
Address:  11220 120th Avenue N.E.                      (print)
          Kirkland, Washington 98033
                                            Title:
Fax No.:  (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:


                                                        /s/ C. Bradford Jeffries
Michael Jewell                              (Investor)  ------------------------

Address:  11220 120th Avenue N.E.           By:             C. Bradford Jeffries
          Kirkland, Washington 98033                        --------------------
                                            Name:
Fax:  (425) 889-9741
                                            Title:


Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741



                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


COMPANY:                                    SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.                   /s/ Carolyn K. Jewell /s/ Richard K. Jewell
                                            -------------------------------------------
                                            (Investor)

By:                                         By:
     Michael Jewell, President
                                            Name:  Carolyn K. Jewell and Richard K. Jewell
                                                   ---------------------------------------
Address:  11220 120th Avenue N.E.                      (print)
          Kirkland, Washington 98033
                         Title:
Fax No.:  (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:



Michael Jewell                              (Investor)

Address:  11220 120th Avenue N.E.           By:
          Kirkland, Washington 98033
                                            Name:
Fax:  (425) 889-9741
                                            Title:


Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                 SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.                                        /s/ Alex Knight
                                         (Investor)              ---------------

By:                                      By:
     Michael Jewell, President
                                         Name:                       Alex Knight
                                                                     -----------
Address:  11220 120th Avenue N.E.                           (print)
          Kirkland, Washington 98033
                                         Title:
Fax No.:  (425) 889-9741


FOUNDERS:                                SERIES B PURCHASERS:


Michael Jewell                           (Investor)

Address:  11220 120th Avenue N.E.        By:
          Kirkland, Washington 98033
                                         Name:
Fax:  (425) 889-9741
                                         Title:

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741



                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                 SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.
                                         (Investor)

By:                                      By:
     Michael Jewell, President
                                         Name:
Address:  11220 120th Avenue N.E.                     (print)
          Kirkland, Washington 98033
                                         Title:
Fax No.:  (425) 889-9741


FOUNDERS:                                SERIES B PURCHASERS:


                                                    Madrona Investment Group LLC
                                                    ----------------------------
Michael Jewell                           (Investor)

Address:  11220 120th Avenue N.E.        By:                      /s/ Tom Alberg
          Kirkland, Washington 98033                              --------------
                                         Name:                        Tom Alberg
                                                                      ----------
Fax:  (425) 889-9741
                                         Title:                        Principal
                                                                       ---------

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                 SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.                                 /s/ David J. Mees, Jr.
                                         (Investor)       ----------------------

By:                                      By:
     Michael Jewell, President
                                         Name:                David J. Mees, Jr.
                                                              ------------------
Address:  11220 120th Avenue N.E.                       (print)
          Kirkland, Washington 98033
                                         Title:             Independent Investor
                                                            --------------------
Fax No.:  (425) 889-9741


FOUNDERS:                                SERIES B PURCHASERS:



Michael Jewell                           (Investor)

Address:  11220 120th Avenue N.E.        By:
          Kirkland, Washington 98033
                                         Name:
Fax:  (425) 889-9741
                                         Title:

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                              SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.                       Thomas E. Mees & Roberta G. Mees
                                                --------------------------------
                                          (Investor)

By:                                   By: /s/ Thomas E. Mees /s/ Roberta G. Mees
                                          --------------------------------------
     Michael Jewell, President
                                      Name: Thomas E. Mees & Roberta G. Mees
                                            ------------------------------------
Address: 11220 120th Avenue N.E.                          (print)
         Kirkland, Washington 98033
                                      Title:
Fax No.: (425) 889-9741


FOUNDERS:                             SERIES B PURCHASERS:


Michael Jewell                        (Investor)

Address: 11220 120th Avenue N.E.      By:
         Kirkland, Washington 98033
                                      Name:
Fax: (425) 889-9741
                                      Title:


Jan A. Jewell

Address: 11220 120th Avenue N.E.
         Kirkland, Washington 98033

Fax: (425) 889-9741






                    SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                         SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.                                       /s/ Cynthia Mees
                                                                ----------------
                                                 (Investor)

By:                                              By:
    Michael Jewell, President
                                                 Name:              Cynthia Mees
                                                                    ------------
Address: 11220 120th Avenue N.E.                            (print)
         Kirkland, Washington 98033
                                                 Title:
Fax No.: (425) 889-9741


FOUNDERS:                                        SERIES B PURCHASERS:


Michael Jewell                                   (Investor)

Address: 11220 120th Avenue N.E.                 By:
         Kirkland, Washington 98033
                                                 Name:
Fax: (425) 889-9741
                                                 Title:


Jan A. Jewell

Address: 11220 120th Avenue N.E.
         Kirkland, Washington 98033

Fax: (425) 889-9741






                    SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                    SERIES A HOLDERS:

BIRTHDAYEXPRESS.COM, INC.                                          Nordsee Trust
                                                                   -------------
                                            (Investor)

By:                                         By:          /s/ J. Burgess Jamieson
    Michael Jewell, President                            -----------------------

                                            Name:            J. Burgess Jamieson
                                                             -------------------
Address: 11220 120th Avenue N.E.                         (print)
         Kirkland, Washington 98033
                                            Title:                       Trustee
                                                                         -------
Fax No.: (425) 889-9741


FOUNDERS:                                   SERIES B PURCHASERS:


                                                                   Nordsee Trust
                                                                   -------------
Michael Jewell                              (Investor)

Address: 11220 120th Avenue N.E.            By:          /s/ J. Burgess Jamieson
         Kirkland, Washington 98033                      -----------------------

                                            Name:            J. Burgess Jamieson
                                                             -------------------
Fax: (425) 889-9741
                                            Title:                       Trustee
                                                                         -------


Jan A. Jewell

Address: 11220 120th Avenue N.E.
         Kirkland, Washington 98033

Fax: (425) 889-9741






                    SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                               SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.              /s/ Bradley Reiflers
                                       ------------------------------------
                                       (Investor)

By:      Michael Jewell, President     By: Bradley Reiflers
                                           --------------------------------

                                       Name:
Address:  11220 120th Avenue N.E.               (print)
          Kirkland, Washington 98033
                                       Title:
Fax No.:  (425) 889-9741


FOUNDERS:                              SERIES B PURCHASERS:


Michael Jewell                         (Investor)

Address:  11220 120th Avenue N.E.      By:
          Kirkland, Washington 98033
                                       Name:
Fax:  (425) 889-9741
                                       Title:

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741



                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                               SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.              Ring Associates II
                                       ------------------------------------
                                       (Investor)

By: Michael Jewell, President          By: /s/ Richard E. Stroble
                                           --------------------------------

                                       Name: Richard E. Stroble
Address:  11220 120th Avenue N.E.            ------------------------------
          Kirkland, Washington 98033         (print)

                                       Title: Co-Managing Partner
                                              -----------------------------
Fax No.:  (425) 889-9741


FOUNDERS:                              SERIES B PURCHASERS:


                                       Ring Associates II
                                       ------------------------------------
Michael Jewell                         (Investor)

Address:  11220 120th Avenue N.E.      By: /s/ Richard E. Stroble
          Kirkland, Washington 98033       --------------------------------

                                       Name: Richard E. Stroble
                                             ------------------------------
Fax:  (425) 889-9741

                                       Title: Co-Managing Partner
                                              -----------------------------

Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                               SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.              Royal Hills LLC
                                       ------------------------------------
                                       (Investor)

By: Michael Jewell, President          By: /s/ John O'Neil
                                           --------------------------------

                                       Name: John O'Neil
Address:  11220 120th Avenue N.E.            ------------------------------
          Kirkland, Washington 98033         (print)

                                       Title: Managing Member
                                              -----------------------------
Fax No.:  (425) 889-9741


FOUNDERS:                              SERIES B PURCHASERS:



Michael Jewell                         (Investor)

Address:  11220 120th Avenue N.E.      By:
          Kirkland, Washington 98033

                                       Name:

Fax:  (425) 889-9741

                                       Title:


Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                               SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.
                                       (Investor)

By:                                    By: /s/ Martin J. Silver
    Michael Jewell, President              /s/ Victoria H. Silver
                                       ------------------------------------

                                       Name: Martin J. Silver /
Address:  11220 120th Avenue N.E.            Victoria H. Silver
          Kirkland, Washington 98033         ------------------------------
                                             (print)

                                       Title:

Fax No.:  (425) 889-9741


FOUNDERS:                              SERIES B PURCHASERS:



Michael Jewell                         (Investor)

Address:  11220 120th Avenue N.E.      By:
          Kirkland, Washington 98033

                                       Name:
Fax:  (425) 889-9741

                                       Title:

Jan A. Jewell

Address:  11220 120(th) Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                               SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.              /s/ Wade Woodson
                                       ------------------------------------
                                       (Investor)

By:                                    By: Wade Woodson
    Michael Jewell, President              --------------------------------

                                       Name:
Address:  11220 120th Avenue N.E.      (print)
          Kirkland, Washington 98033

                                       Title:

Fax No.:  (425) 889-9741

FOUNDERS:                              SERIES B PURCHASERS:


                                       /s/ Wade Woodson
                                       ------------------------------------
Michael Jewell                         (Investor)

Address:  11220 120th Avenue N.E.      By: Wade Woodson
          Kirkland, Washington 98033       --------------------------------

                                       Name:

Fax:  (425) 889-9741

                                       Title:

Jan A. Jewell

Address:  11220 120(th) Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                               SERIES A HOLDERS:


BIRTHDAYEXPRESS.COM, INC.              /s/ Ronald A. Weinstein
                                       ------------------------------------
                                       (Investor)

By:                                    By: Weinstein Family LP
    Michael Jewell, President              --------------------------------

                                       Name: Ronald A. Weinstein
Address:  11220 120th Avenue N.E.            ------------------------------
          Kirkland, Washington 98033         (print)

                                       Title: G.P.
                                              -----------------------------
Fax No.:  (425) 889-9741


FOUNDERS:                              SERIES B PURCHASERS:


                                       Weinstein Family L.P.
                                       ------------------------------------
Michael Jewell                         (Investor)

Address:  11220 120th Avenue N.E.      By: /s/ Ronald A. Weinstein
          Kirkland, Washington 98033       --------------------------------

                                       Name: Ronald A. Weinstein
                                             ------------------------------
Fax:  (425) 889-9741
                                       Title: G.P.
                                              -----------------------------

Jan A. Jewell

Address:  11220 120(th) Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                              SERIES A HOLDERS:


BirthdayExpress.com, Inc.                                            YOU LUCKY DOG TRUST
                                      (Investor)

By:                                   By: /s/ Victor D. Alhadeff /s/ Ronald A. Weinstein
     Michael Jewell, President
                                      Name: Victor D. Alhadeff and Ronald A. Weinstein
Address:  11220 120th Avenue N.E.                            (print)
          Kirkland, Washington 98033
                                      Title:                                 CO-TRUSTEES
Fax No.:  (425) 889-9741



FOUNDERS:                             SERIES B PURCHASERS:


                                                                     YOU LUCKY DOG TRUST
Michael Jewell                        (Investor)

Address:  11220 120th Avenue N.E.     By: /s/ Victor D. Alhadeff /s/ Ronald A. Weinstein
          Kirkland, Washington 98033
                                      Name: Victor D. Alhadeff and Ronald A. Weinstein
Fax:  (425) 889-9741
                                      Title:                                 CO-TRUSTEES


Jan A. Jewell

Address:  11220 120th Avenue N.E.
          Kirkland, Washington 98033

Fax:  (425) 889-9741


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

                         SIGMA PARTNERS IV, L.P.
                         SIGMA ASSOCIATES IV, L.P.
                         SIGMA INVESTORS IV, L.P.

                         By:  Sigma Management IV, L.L.C.
                              Its: General Partner



                              By:        /s/ Wade Woodson
                                         ----------------
                                   Its: Managing Director

                         Address:  c/o Sigma Partners
                                   2884 Sand Hill Road, Suite 121
                                   Menlo Park, California  94025




                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

                         ADVANCED TECHNOLOGY VENTURES V, LP

                         By:  ATV Associates V, LLC
                              Its: General Partner



                              By:       /s/ Jos C. Henkens
                                        ------------------
                                   Jos C. Henkens
                                   Managing Director

                         Address:  c/o ATV Associates V, LLC
                                   Six Princeton Road
                                   Menlo Park, California  94025


                         ATV ENTREPRENEURS V, LP

                         By:  ATV Associates V, LLC
                              Its: General Partner



                              By:       /s/ Jos C. Henkens
                                        ------------------
                                   Jos C. Henkens
                                   Managing Director

                         Address:  c/o ATV Associates V, LLC
                                   Six Princeton Road
                                   Menlo Park, California  94025


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

                         ARCH VENTURE FUND IV, L.P.

                         By:  Arch Venture Partners IV, LLC
                              Its: General Partner



                              By:       /s/ Robert Nelsen
                                        -----------------
                                   Robert Nelsen
                                   Managing Director

                         Address:  c/o Arch Venture Partners IV, LLC
                                   1000 Second Avenue, Suite 3700
                                   Seattle, Washington 98104


                        SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT

                                      EXHIBIT A

                                  SERIES A HOLDERS

     NAME AND ADDRESS OF PURCHASER                  NUMBER OF SHARES
 ADS 1212 Trust                               41,666
 Attn:  Margaret Weiland
 c/o Sloan Capital Companies
 1301 Fifth Avenue, Suite 3000
 Seattle, Washington  98101

 Keith L. Crandell                            20,833
 c/o Arch Venture Partners
 610 S. Stough Street
 Hinsdale, Illinois  60532

 Harvey P. Eisen                              83,334
 c/o Bedford Oak Advisors, LLC
 100 South Bedford Road
 Mount Kisco, New York  10549

 GC&H Investments                             20,834
 Attn:  Jim Kindler
 One Maritime Plaza, 20th Floor
 San Francisco, California  94111

 Jos C. Henkens                               20,834
 Advanced Technology Ventures
 Six Princeton Road
 Menlo Park, California  94025

 C. Bradford Jeffries                         41,667
 One Maritime Plaza, Suite 2000
 San Francisco, California  94111

 Jan Jewell                                   325,000
 1020 88th Avenue NE
 Bellevue, Washington  98004

 Michael K. Jewell                            325,000
 1020 88th Avenue NE
 Bellevue, Washington  98004

 Richard K. Jewell & Carolyn K. Jewell        20,834
 4560 Vista De La Patria
 Del Mar, California  92014


 Alex Knight                                  20,834
 c/o Arch Venture Partners
 1000 Second Avenue, Suite 3700
 Seattle, Washington  98104

 David J. Mees, Jr.                           50,000
 927 10th Street
 Boulder, Colorado  80302

 Thomas E. and Roberta G. Mees                41,667
 P.O. Box 1729
 Palo Alto, California 94302

 Cynthia Mees                                 50,000
 13035 Welcome Way
 Reno, Nevada  89511

 Nordsee Trust                                41,667
 c/o Sigma Partners
 Attn:  Winnie Schlossareck
 2884 Sand Hill Road, Suite 121
 Menlo Park, California  94025

 Brad Reiflers                                41,667
 Refco
 200 Liberty Street, Suite 230
 New York, New York  10281

 Ring Associates II                           83,334
 1411 Fourth Avenue Building
 Suite 1415
 Seattle, Washington  98101

 Royal Hills LLC                              83,333
 Attn:  John O'Neil
 2810 Eastlake Avenue E
 Seattle, Washington  98102

 Martin J. Silver and Victoria H. Silver,     20,834
 Trustees of The Silver Family Trust U/D/T
 dated December 19, 1997
 601 Almond Avenue
 Los Altos, California  94022

 Wade Woodson                                 41,667
 2884 Sand Hill Road, #121
 Menlo Park, California  94022


 Weinstein Family Limited Partnership         83,334
 Attn:  Ronald Weinstein
 4823 Lake Washington Boulevard NE, #1
 Kirkland, Washington  98033

 You Lucky Dog Trust                          41,666
 Attn:  Margaret Weiland
 c/o Sloan Capital Companies
 1301 Fifth Avenue, Suite 3000
 Seattle, Washington  98101

                                      EXHIBIT B

                                SERIES B PURCHASERS





     NAME AND ADDRESS OF PURCHASER                  NUMBER OF SHARES
 Arch Venture Fund IV, L.P.                    600,962
 c/o Arch Venture Partners IV, LLC
 1000 Second Avenue, Suite 3700
 Seattle, Washington  98104

 Advanced Technology Ventures V, L.P.          348,137
 c/o ATV Associates V, LLC
 Six Princeton Road
 Menlo Park, California  94025

 ATV Entrepreneurs V, L.P.                     12,440
 c/o ATV Associates V, LLC
 Six Princeton Road
 Menlo Park, California  94025

 Sigma Partners IV, L.P.                       249,458
 c/o Sigma Partners
 2884 Sand Hill Road, Suite 121
 Menlo Park, California  94025

 Sigma Associates IV, L.P.                     101,140
 c/o Sigma Partners
 2884 Sand Hill Road, Suite 121
 Menlo Park, California  94025

 Sigma Investors IV, L.P.                      9,979
 c/o Sigma Partners
 2884 Sand Hill Road, Suite 121
 Menlo Park, California  94025

 ADS 1212 TRUST                                17,622
 ATTN: MARGARET WEILAND
 C/O SLOAN CAPITAL COMPANIES
 1301 FIFTH AVENUE, SUITE 3000
 SEATTLE, WASHINGTON 98101


 GC&H INVESTMENTS                              8,811
 ATTN:  JIM KINDLER
 ONE MARITIME PLAZA, 20TH FLOOR
 SAN FRANCISCO, CALIFORNIA 94111

 C. BRADFORD JEFFRIES                          17,622
 ONE MARITIME PLAZA, SUITE 2000
 SAN FRANCISCO, CALIFORNIA 94111


 NORDSEE TRUST                                 17,622
 C/O SIGMA PARTNERS
 ATTN:  WINNIE SCHLOSSARECK
 2884 SAND HILL ROAD, SUITE 121
 MENLO PARK, CALIFORNIA 94025

 RING ASSOCIATES II                            15,625
 1411 FOURTH AVENUE BUILDING
 SUITE 1415
 SEATTLE, WASHINGTON 98101

 WADE WOODSON                                  17,622
 2884 SAND HILL ROAD, #121
 MENLO PARK, CALIFORNIA 94025

 WEINSTEIN FAMILY LIMITED                      35,245
 PARTNERSHIP
 ATTN:  RONALD WEINSTEIN
 4823 LAKE WASHINGTON BOULEVARD NE, #1
 KIRKLAND, WASHINGTON 98033

 YOU LUCKY DOG TRUST                           17,622
 ATTN:  MARGARET WEILAND
 C/O SLOAN CAPITAL COMPANIES
 1301 FIFTH AVENUE, SUITE 3000
 SEATTLE, WASHINGTON 98101

 MADRONA INVESTMENT GROUP, LLC                 30,048
 1000 SECOND AVENUE, SUITE 3700
 SEATTLE, WA 98104

 EAGLE CREEK CAPITAL, LLC                      30,048
 P.O. BOX 2908
 KIRKLAND, WA 98083-2908

 ATV ENTREPRENEURS V, LP                       304
 C/O ATV ASSOCIATES V, LLC
 SIX PRINCETON ROAD
 MENLO PARK, CALIFORNIA 94025

 ADVANCED TECHNOLOGY VENTURES V, LP            8,507
 C/O ATV ASSOCIATES V, LLC
 SIX PRINCETON ROAD
 MENLO PARK, CALIFORNIA 94025



